UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2016

Columbia Pipeline Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36838	47-1982552
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

5151 San Felipe St., Suite 2500 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (713) 386-3701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01	Entry into a Material Definitive Agreement.
On November 1, 2016, Columbia Pipeline Partners LP, a Delaware limited partnership (“CPPL”) announced that it had entered into an agreement and plan of merger (the “Merger Agreement”) with Columbia Pipeline Group, Inc., a Delaware corporation (“CPG” or the “Company”), Pony Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of CPG (“Merger Sub”) and CPP GP LLC, a Delaware limited liability company and the general partner of CPPL (“MLP GP”).
The conflicts committee of the board of directors of MLP GP (the “GP Conflicts Committee”) and the board of directors of the MLP GP (the “GP Board” ) approved the Merger Agreement and transactions contemplated by the Merger Agreement (the “Merger Transactions”) and determined that the Merger Agreement and the Merger Transactions are fair and reasonable to and in the best interests of CPPL and to the holders of CPPL common units unaffiliated with CPG, Columbia Energy Group, a Delaware corporation (“CEG”) and MLP GP (collectively, the “CPPL unaffiliated unitholders”). The GP Conflicts Committee recommended the GP Board approve the Merger Agreement and the Merger Transactions. The GP Board resolved that the Merger Agreement and the Merger Transactions be submitted to the unitholders of CPPL at a special meeting of the unitholders for approval. The GP Board recommended that the unitholders of CPPL vote in favor of the proposal to approve the Merger Agreement and the Merger Transactions at the special meeting of the unitholders.
CPG indirectly owns, through its ownership of CEG, 100% of the membership interests in MLP GP. CEG owns all of the subordinated units (“CPPL subordinated units”) representing a 46.5% limited partner interest in CPPL. Pursuant to the Merger Agreement, Merger Sub will merge with and into CPPL at the effective time of the merger, with CPPL surviving (the “Merger”), such that following the Merger, MLP GP will remain a wholly owned subsidiary of CPG and the sole general partner of CPPL, and CPG and CEG will be the only limited partners of CPPL. Each CPPL common unit issued and outstanding as of immediately prior to at the effective time of the Merger will be converted into the right to receive (i) $17.00 per CPPL common unit in cash without any interest thereon plus (ii) an additional amount of cash per CPPL common unit without any interest thereon equal to the product of (x) the number of days from and including the first day of the quarter in which the closing occurs through and including the closing date multiplied by (y) $0.00217 per CPPL common Unit (a daily distribution rate equal to the quotient of $0.1975 divided by ninety-one (91)), plus (iii) an amount equal to $0.1975 per CPPL common unit in cash without any interest thereon if the record date for the CPPL’s quarterly cash distribution with respect to the quarter immediately preceding the quarter in which the closing occurs shall not have occurred prior to the effective time of the Merger (the “Merger Consideration”). Incentive distribution rights of CPPL, which are owned by CEG, will be unchanged and remain outstanding as incentive distribution rights of the surviving entity, and no consideration will be delivered in respect thereof. CPPL subordinated units, which are owned by CEG, will also be unchanged and remain outstanding as CPPL subordinated units of the surviving entity, and no consideration will be delivered in respect thereof. CPG will be issued CPPL common units at the effective time of the Merger equal to the number of public common units being converted into the right to receive the Merger Consideration. The parties anticipate that the Merger will close in the first quarter of 2017 and that CPPL will pay the regular quarterly cash distributions to unitholders at the quarterly per unit distribution rate of $0.1975, with the declaration date and record date for each quarterly distribution to occur no later than 30 days and 42 days, respectively, after the end of each fiscal quarter.
Completion of the Merger is conditioned upon, among other things: (1) approval of the Merger Agreement and the Merger Transactions, by the affirmative vote or consent of holders, as of the record date of the special meeting of CPPL’s unitholders (including CEG), of (a) a majority of the outstanding CPPL common units, voting as a class, (b) a majority of the CPPL common units held by the CPPL unaffiliated unitholders, and (c) a majority of the outstanding CPPL subordinated units, voting as a class; (2) all required filings, consents, approvals, permits and authorizations in connection with the Merger having been made or obtained; and (3) the absence of legal injunctions or impediments prohibiting the Merger Transactions.
Pursuant to the Merger Agreement, CEG delivered a consent to voting the CPPL subordinated units owned beneficially or of record by it or any of its subsidiaries in favor of the merger proposal, including the 46,811,398 CPPL subordinated units currently held by CEG, which units represent 100% of the outstanding CPPL subordinated units.
The Merger Agreement contains provisions granting both CPPL and CPG the right to terminate the Merger Agreement for certain reasons, including, among others, if: (1) the Merger is not completed on or before August 1, 2017; (2) any governmental authority has issued a final and nonappealable statute, rule, order, decree or regulation enjoining or prohibiting consummation of the Merger; (3) under certain conditions, there has been a material breach of any of the representations, warranties, covenants or agreements set forth in the Merger Agreement by a party to the Merger Agreement which is not cured within 30 days following receipt by the breaching party of written notice from the non-breaching party (a “terminable breach”); (4) CPPL does not obtain the requisite unitholder approval of the Merger Agreement and the Merger Transactions at a special meeting of unitholders; or (5) either the GP Board, in accordance with the Merger Agreement, withdraws, modifies or qualifies, or proposes to publicly withdraw, modify or qualify, in a manner adverse to CPG its recommendation to the unitholders of CPPL (the “CPPL Board Recommendation”) or fails to include the CPPL Board Recommendation in the proxy statement to be filed by CPPL in connection with the Merger (that taking of any such action being referred to as a “CPPL Change in Recommendation”).
All costs and expenses incurred in connection with the Merger Agreement and the Merger Transactions will be paid by the party incurring such costs and expenses, except that (1) CPG and CPPL shall each bear and pay one half of the expenses incurred in connection with the proxy statement and Schedule 13E-3 filings, (2) if (a) CPG terminates the Merger Agreement due to a CPPL Change in Recommendation, (b) either party terminates the Merger Agreement due to the failure to obtain the requisite unitholder approval of the Merger Agreement and the Merger Transactions at a special meeting of unitholders of CPPL and prior to such special meeting, a CPPL Change in Recommendation has occurred, or if CPG terminates the Merger Agreement due to a terminable breach by CPPL, CPPL will pay the expenses incurred by CPG to a maximum amount of $10 million, and (3) if CPPL terminates the Merger Agreement due to a terminable breach by CPG, CPG will pay the expenses incurred by CPPL.

Item 7.01	Regulation FD Disclosure.
On November 1, 2016, the Company and CPPL issued a joint news release announcing that CPPL, CPG, MLP GP and Merger Sub entered into the Merger Agreement. Upon closing, CPPL will become an indirect wholly owned entity of TransCanada and will cease to be a publicly held partnership.
A copy of the news release is furnished as Exhibit 99.1 to this Current Report and incorporated by reference into this Item 7.01.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Certain statements in this filing may constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995 concerning the Company and the proposed transaction with CPPL. Forward-looking statements are statements other than historical facts and that frequently use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “position,” “should,” “strategy,” “target,” “will” and similar words. All such forward-looking statements speak only as of the date of this filing. Although the Company believes that the plans, intentions and expectations reflected in or suggested by the forward looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved and such statements are subject to various risks and uncertainties. Therefore, actual outcomes and results could materially differ from what is express, implied or forecasted in such statements and readers are cautioned not to place undue reliance on such statements. The Company’s business may be influenced by many factors that are difficult to predict, involve uncertainties that may materially affect actual results and are often beyond the Company’s control. These factors include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to termination of the Merger Agreement; the inability to complete the Merger due to the failure to obtain the required CPPL unitholder approval or the failure to satisfy other conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the impact of the announcement of the Merger on relationships with third parties, including commercial counterparties, employees and competitors, and risks associated with the loss and ongoing replacement of key personnel; risks relating to unanticipated costs of integration in connection with the Merger, including operating costs, customer loss or business disruption being greater than expected; changes in general economic conditions; competitive conditions in the Company’s industry; actions taken by third-party operators, processors and transporters; the demand for natural gas storage and transportation services; the Company’s ability to successfully implement its business plan; the Company’s ability to complete internal growth projects on time and on budget; the price and availability of debt and equity financing; the availability and price of natural gas to the consumer compared with the price of alternative and competing fuels; competition from the same and alternative energy sources; energy efficiency and technology trends; operating hazards and other risks incidental to transporting, storing and gathering natural gas; natural disasters, weather-related delays, casualty losses, acts of war and terrorism and other matters beyond the Company’s control; interest rates; labor relations; large customer defaults; changes in the availability and cost of capital; changes in tax status; the effects of existing and future laws and governmental regulations; and the effects of future litigation, including litigation relating to the Merger. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2015 and the Company’s other filings with the SEC, which are available at http://www.sec.gov. All forward-looking statements included in this filing are expressly qualified in their entirety by such cautionary statements. The Company expressly disclaims any obligation to update, amend or clarify any forward-looking statement to reflect events, new information or circumstances occurring after the date of this filing except as required by applicable law.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
This communication may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger, CPPL will file with the SEC and furnish to the CPPL unitholders a proxy statement and other relevant documents. BEFORE

MAKING ANY VOTING DECISION, THE CPPL’S UNITHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.
Investors and security holders will be able to obtain, free of charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, the proxy statement and the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 14(d) of the Exchange Act will be available free of charge through the Company’s website at https://www.cpg.com/ as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.
PARTICIPANTS IN SOLICITATION
The Company, CPPL and TransCanada and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the CPPL common unitholders in respect of the proposed Merger. Information about the directors and executive officers of the Company can be found in our Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2015 and in our Form 8-K, which was filed with the SEC on June 22, 2016. Investors may obtain additional information regarding the interests of such participants in the Merger, which may be different than those of CPPL’s unitholders generally, by reading the proxy statement and other relevant documents regarding the merger when such documents are filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 1, 2016, by and among Columbia Pipeline Group, Inc., Columbia Pipeline Partners L.P., CPP GP LLC and Pony Merger Sub LLC.
99.1	Press Release, dated November 1, 2016, issued by Columbia Pipeline Group, Inc. and Columbia Pipeline Partners LP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Pipeline Group, Inc.
(Registrant)

Date: November 1, 2016	By:	/s/ Nathaniel A. Brown
Nathaniel A. Brown
Controller and Principal Financial Officer (Principal Accounting Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 1, 2016, by and among Columbia Pipeline Group, Inc., Columbia Pipeline Partners L.P., CPP GP LLC and Pony Merger Sub LLC.
99.1	Press Release, dated November 1, 2016, issued by Columbia Pipeline Group, Inc. and Columbia Pipeline Partners LP.